1northerntrust.com | © 2026 Northern Trust Corporation July 22, 2026 STRATEGY UPDATE & SECOND QUARTER 2026 EARNINGS REVIEW

2northerntrust.com | © 2026 Northern Trust Corporation 1 STRATEGIC UPDATE 3 2 FINANCIAL HIGHLIGHTS 6 3 APPENDIX 14AGENDA

3northerntrust.com | © 2026 Northern Trust Corporation STRATEGIC UPDATE

Financial and Strategic Highlights

FINANCIAL HIGHLIGHTS

All comparisons to same period of the prior year	2Q26
Revenue Growth*	+13%
Expense Growth*	+5%
EPS Growth*	+40%
Operating Leverage*	>700 bps
Pre-Tax Margin	40%
ROE	26%

1H26 STRATEGIC HIGHLIGHTS

Enterprise	• Execution of One Northern Trust strategy • Strong first half financial performance • Returned over $1 billion to shareholders through the first half of the year
Optimize Growth	• Eighth consecutive quarter of positive organic fee growth • Double digit net interest income growth • Capital Markets strength
Drive Financial Performance	• Disciplined expense management while continuing to invest for growth • Significant positive operating leverage
Strengthen Resiliency & Manage Risk	• Robust capital and liquidity position • Embedding AI to enhance oversight and strengthen capabilities

*Comparison excluding notable items. Refer to page 15 for additional detail on notable items.

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2026 Mid-Year Business Unit Highlights

WEALTH MANAGEMENT

Ultra-High-Net-Worth	$100+MM client revenue outpacing broader Wealth, driving share gains in the segment
Revenue Generating Talent	Accelerating hires in critical producer roles to fuel growth
Client Acquisition	Marketing qualified leads up 50% in 1H, broadening acquisition across segments, geographies, and digital channels
Alternatives Investments	Alternatives adoption across Wealth accelerating, deepening the investment solutions suite

ASSET SERVICING

Capital Markets	Capital Markets and Banking momentum sustained via outsourced solutions (Integrated Trading Solutions, Complete FX)
Alternatives Services	Alternatives AUA surpasses $1 trillion, reinforcing category leadership
Digital Assets	Live on the Canton Network; advancing tokenized funds and digital custody

ASSET MANAGEMENT

Alternatives Solutions	Fundraising across secondaries and custom alternatives broadening the Alternatives platform
ETFs	5th consecutive quarter of positive ETF flows
SMAs	Extending SMA leadership through tax alpha and long-short strategies
Liquidity	14 consecutive quarters of positive liquidity flow with double-digit organic fee growth

FINANCIAL HIGHLIGHTS

(versus same period prior year)


Trust Fee Growth
(2%)
8%
6%
10%
FY 2023
FY 2024
FY 2025
1H 2026
NII Growth
6%
8%
10%
13%
FY 2023
FY 2024
FY 2025
1H 2026
Revenue Growth*
0%
9%
7%
13%
FY 2023
FY 2024
FY 2025
1H 2026
Expense Growth*
5%
6%
5%
6%
FY 2023
FY 2024
FY 2025
1H 2026
Operating Leverage*
(basis points)
(500)
230
230
730
FY 2023
FY 2024
FY 2025
1H 2026
EPS Growth*
(13%)
24%
17%
41%
FY 2023
FY 2024
FY 2025
1H 2026

*Refer to page 15 for additional detail on notable items.

northerntrust.com | © 2026 Northern Trust Corporation 5

6northerntrust.com | © 2026 Northern Trust Corporation FINANCIAL HIGHLIGHTS

7northerntrust.com | © 2026 Northern Trust Corporation % CHANGE VS. 1Q 2026 2Q 2025 Revenue (FTE¹) $2,705.6M 22% 35 % Noninterest Expense $1,638.6M 9% 16 % Net Income $792.2M 51% 88 % Earnings Per Share $4.23 56% 98 % Assets under Custody / Administration2 (AUC/A) $20.0T 8% 11 % Assets under Custody2 (AUC) $15.9T 8% 12 % Assets under Management2 (AUM) $2.0T 10% 16 % CET1 Ratio 12.2 % Common Stock Dividends Declared $148.8M Common Stock Repurchased $350.6M Total Payout Ratio 63 % INCOME STATEMENT PRE-TAX NOTABLE ITEMS* CLIENT ASSETS CAPITAL Financial Highlights & Key Metrics – 2Q 2026 $451.5 million in net favorable items in 2Q 2026 $145.6 million in net unfavorable items in 2Q 2026 ¹ Revenue and pre-tax margin stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported pre-tax margin prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 14. 2 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. *Refer to page 15 for additional detail on notable items.

8northerntrust.com | © 2026 Northern Trust Corporation % CHANGE QoQ YoY (5)% 4% (1)% 11% $435 $457 $471 $486 $483 $105 $101 $107 $115 $109 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Private Wealth Global Family Office Wealth Management Trust, Investment and Other Servicing Fees ($ in millions) +10% (1)% % CHANGE VS. Key Indicators (in billions): 2Q 2026 1Q 2026 2Q 2025 Assets under Custody / Administration (AUC/A)1 $ 1,365 8% 13 % Assets under Custody (AUC)1 $ 1,351 8% 14 % Assets under Management (AUM)1 $ 534 7% 14 % Average Deposits $ 27 1% 6 % Average Loans $ 36 1% 1% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Pre-Tax Profit2 $ 310 $ 342 $ 342 $ 330 $ 334 Pre-Tax Margin2 37% 41% 39% 37% 37 % Wealth Management Highlights $539 $559 $578 $601 $592 Categories may not sum due to rounding. 1 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. 2 4Q25 pre-tax margin included $15.2 million in notable items. 2Q26 pre-tax margin included $11.9 million in notable items.

9northerntrust.com | © 2026 Northern Trust Corporation % CHANGE VS. Key Indicators (in billions): 2Q 2026 1Q 2026 2Q 2025 Assets under Custody / Administration (AUC/A)1 $ 18,635 8% 10% Assets under Custody (AUC)1 $ 14,588 8% 12% Assets under Management (AUM)1 $ 1,436 12% 17% Average Deposits $ 101 (1)% 6% Average Loans $ 6 3% —% Asset Servicing Trust, Investment and Other Servicing Fees ($ in millions) +9% +2% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Pre-Tax Profit2 $ 271 $ 294 $ 326 $ 373 $ 323 Pre-Tax Margin2 23% 25% 26% 28% 24% % CHANGE QoQ YoY (14)% (3)% 26% 46% 2% 10% 3% 9% $469 $483 $496 $498 $512 $157 $160 $166 $169 $172 $20 $21 $23 $23 $29 $45 $43 $44 $50 $44 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Custody and Fund Administration Investment Management Securities Lending Other $692 $707 $730 $741 $757 Categories may not sum due to rounding. 1 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. 2 4Q25 pre-tax margin included $43.6 million in notable items. 2Q26 pre-tax margin included $100.6 million in notable items. Asset Servicing Highlights

10northerntrust.com | © 2026 Northern Trust Corporation $615 $596 $654 $662 $683 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Net Interest Income (FTE¹) 1.69% 1.70% 1.81% 1.75% 1.81% Net Interest Margin (FTE¹) % CHANGE QoQ YoY (5)% 15% 2% 1% 3% 17% (10)% (12)%$44 $34 $35 $43 $38 $52 $55 $57 $60 $61 $41 $42 $41 $41 $42 $9 $9 $11 $11 $10 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Federal Reserve and Other Central Bank Deposits Debt Securities Loans Other Earning Assets² Average Earning Assets ($ in billions) Net Interest Income (FTE¹) ($ in millions) 4% (2)% +11% +3% Net Interest Income and Balance Sheet Trends $146 $139 $143 $154 $151 Categories may not sum due to rounding. 1 Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 14. ² Other Earning Assets includes Interest-Bearing Due from and Deposits with Banks, Federal Funds Sold and Securities Purchased under Agreements to Resell, and Other Interest-Earning Assets.

11northerntrust.com | © 2026 Northern Trust Corporation $733 $741 $806 $822 $868 $247 $248 $248 $237 $246 $294 $294 $301 $308 $379$53 $55 $56 $51 $54 $91 $85 $85 $90 $92 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Compensation and Benefits Outside Services Equipment and Software Occupancy Other Operating Expense EXPENSE HIGHLIGHTS • Excluding notables1, noninterest expenses were up 5% vs. 2Q 2025 NOTABLES1 2Q26 : • $61.5 million software dispositions recognized in Equipment and Software • $51.0 million severance-related charges recognized in Compensation and Benefits • $33.1 million one-time equity grant to eligible employees, recognized in Compensation and Benefits expense 4Q25 : • $58.8 million severance-related charges: ◦ $58.2 million recognized in Compensation and Benefits ◦ $0.6 million recognized in Outside Services • $9.5 million FDIC reserve release recognized in Other Operating Expense Total Noninterest Expense ($ in millions) +9% % CHANGE QoQ YoY 3% 2% 4% 2% 23% 29% 4% — % 6% 18 % Noninterest Expense $1,417 $1,423 $1,497 $1,508 $1,639 +16% Categories may not sum due to rounding. 1Refer to page 15 for additional detail on notable items.

12northerntrust.com | © 2026 Northern Trust Corporation 7.6% 8.0% 7.8% 7.3% 7.6% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 12.2% 12.4% 12.6% 12.0% 12.2% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Standardized Tier 1 Leverage Northern Trust Corporation Capital Ratios 2Q 2026 Capital Ratios STANDARDIZED APPROACH ADVANCED APPROACH Common Equity Tier 1 Capital 12.2% 14.3% Tier 1 Capital 13.1% 15.3% Total Capital 15.5% 17.9% Tier 1 Leverage 7.6% 7.6% Supplementary Leverage N/A 8.6% Standardized Common Equity Tier 1 7.0% Regulatory Minimum 4.0% Regulatory Minimum Capital Update CAPITAL HIGHLIGHTS • Robust capital and liquidity ◦ $12.4 billion in Tier 1 capital ◦ 65% of average deposits covered by highly liquid assets including 30% by cash and central bank deposits ◦ Net unrealized after-tax losses on available-for-sale securities of $373.2 million as of June 30, 2026 • Declared $148.8 million in common stock dividends and $4.7 million in preferred stock dividends in 2Q 2026 • Repurchased $350.6 million of common stock in 2Q 2026 Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

13northerntrust.com | © 2026 Northern Trust Corporation APPENDIX

Reconciliation of Non-GAAP Financial Measures

The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, pre-tax income, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. The adjustment to an FTE basis has no impact on net income.

	QUARTERS					YEARS			
	2026		2025			2026 YTD	2025	2024	2023
($ in Millions)	SECOND	FIRST	FOURTH	THIRD	SECOND				
Net Interest Income									
Interest Income - GAAP	**$ 2,189.3**	$ 2,234.0	$ 2,126.6	$ 2,144.3	$ 2,212.8	**$ 4,423.4**	$ 8,624.6	$ 9,762.3	$ 7,325.0
Add: FTE Adjustment	**$ 7.6**	$ 7.6	$ 12.7	$ 5.5	$ 4.7	**$ 15.2**	$ 28.5	$ 31.8	$ 57.5
Interest Income (FTE) - Non-GAAP	**$ 2,196.9**	$ 2,241.6	$ 2,139.3	$ 2,149.8	$ 2,217.5	**$ 4,438.6**	$ 8,653.1	$ 9,794.1	$ 7,382.5
Net Interest Income - GAAP	**$ 675.5**	$ 654.0	$ 641.6	$ 590.8	$ 610.5	**$ 1,329.5**	$ 2,411.0	$ 2,177.1	$ 1,982.0
Add: FTE Adjustment	**$ 7.6**	$ 7.6	$ 12.7	$ 5.5	$ 4.7	**$ 15.2**	$ 28.5	$ 31.8	$ 57.5
Net Interest Income (FTE) - Non-GAAP	**$ 683.1**	$ 661.6	$ 654.3	$ 596.3	$ 615.2	**$ 1,344.7**	$ 2,439.5	$ 2,208.9	$ 2,039.5
Net Interest Margin - GAAP	**1.79 %**	1.73 %	1.78 %	1.68 %	1.68 %	**1.76 %**	1.70 %	1.62 %	1.52 %
Net Interest Margin (FTE) - Non-GAAP	**1.81 %**	1.75 %	1.81 %	1.70 %	1.69 %	**1.78 %**	1.72 %	1.64 %	1.56 %
Total Revenue									
Total Revenue - GAAP	**$ 2,698.0**	$ 2,205.6	$ 2,123.1	$ 2,025.4	$ 1,997.9	**$ 4,903.7**	$ 8,086.4	$ 8,290.4	$ 6,773.5
Add: FTE Adjustment	**$ 7.6**	$ 7.6	$ 12.7	$ 5.5	$ 4.7	**$ 15.2**	$ 28.5	$ 31.8	$ 57.5
Total Revenue (FTE) - Non-GAAP	**$ 2,705.6**	$ 2,213.2	$ 2,135.8	$ 2,030.9	$ 2,002.6	**$ 4,918.9**	$ 8,114.9	$ 8,322.2	$ 6,831.0
Pre-Tax Income									
Pre-Tax Income - GAAP	**$ 1,064.7**	$ 700.6	$ 633.8	$ 619.5	$ 564.8	**$ 1,765.4**	$ 2,339.5	$ 2,659.5	$ 1,464.8
Add: FTE Adjustment	**$ 7.6**	$ 7.6	$ 12.7	$ 5.5	$ 4.7	**$ 15.2**	$ 28.5	$ 31.8	$ 57.5
Pre-Tax Income (FTE) - Non-GAAP	**$ 1,072.3**	$ 708.2	$ 646.5	$ 625.0	$ 569.5	**$ 1,780.6**	$ 2,368.0	$ 2,691.3	$ 1,522.3
Profit Margin (Pre-Tax)									
Profit Margin (Pre-Tax) - GAAP	**39.5 %**	31.8 %	29.9 %	30.6 %	28.3 %	**36.0 %**	28.9 %	32.1 %	21.6 %
Profit Margin (Pre-Tax) (FTE) - Non-GAAP	**39.6 %**	32.0 %	30.3 %	30.8 %	28.4 %	**36.2 %**	29.2 %	32.3 %	22.3 %

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Notable Item Summary

($ in Millions)	QUARTERS 2026 SECOND	QUARTERS 2025 FOURTH	YEARS 2026 YTD	YEARS 2025	YEARS 2024	YEARS 2023
Revenue Impacts, pre-tax						
Loss on investment securities sale	$ **(73.9)**	$ —	$ **(73.9)**	$ —	$ (189.4)	$ (169.5)
Net gain related to Visa transaction	$ **525.4**	$ —	$ **525.4**	$ —	$ 878.4	$ —
Securities loss related to repositioning of supplemental pension plan	$ —	$ —	$ —	$ —	$ (6.5)	$ —
Investment impairment	$ —	$ —	$ —	$ —	$ (7.6)	$ —
Pre-tax gain related to the sale of an equity investment	$ —	$ —	$ —	$ —	$ 68.1	$ —
Expense related to Visa Class B swaps	$ —	$ (19.2)	$ —	$ (19.2)	$ (12.8)	$ —
Total Revenue Impacts, pre-tax	$ **451.5**	$ (19.2)	$ **451.5**	$ (19.2)	$ 730.2	$ (169.5)
Expense Impacts, pre-tax						
FDIC special assessment	$ —	$ (9.5)	$ —	$ (9.5)	$ 12.5	$ 84.6
Severance-related charges	$ **51.0**	$ 58.8	$ **51.0**	$ 58.8	$ 85.2	$ 38.7
Equipment & software accelerations and dispositions charge	$ **61.5**	$ —	$ **61.5**	$ —	$ 16.4	$ —
One-time equity grant to eligible employees	$ **33.1**	$ —	$ **33.1**	$ —	$ —	$ —
Contribution to Northern Trust Foundation	$ —	$ —	$ —	$ —	$ 70.0	$ —
Legal settlement charge	$ —	$ —	$ —	$ —	$ 10.6	$ —
Client capability charge	$ —	$ —	$ —	$ —	$ —	$ 25.6
Occupancy charge	$ —	$ —	$ —	$ —	$ —	$ 12.8
Total Expense Impacts, pre-tax	$ **145.6**	$ 49.3	$ **145.6**	$ 49.3	$ 194.7	$ 161.7

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16northerntrust.com | © 2026 Northern Trust Corporation Forward-Looking Statements This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. This presentation should be reviewed together with Northern Trust Corporation’s Second Quarter 2026 earnings press release.

17northerntrust.com | © 2026 Northern Trust Corporation